SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                 MARCH 12, 1998
                                (Date of Report)

                        ADVANCED TECHNICAL PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                 0-1298                   11-1581582
         (State or other           (Commission              (I.R.S. Employer
         jurisdiction of           File Number)             Identification No.)
         incorporation)


                         3353 PEACHTREE ROAD, SUITE 920
                             ATLANTA , GEORGIA 30326
               (Address of principal executive offices) (Zip Code)

                                 (404) 231-7272
                         (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

        ITEM 5.              OTHER EVENTS

        On March 4, 1998, the Registrant announced its fourth quarter and 12-month earnings for the year ended December 31, 1997 and related matters. Such matters are described in the press release attached hereto as Exhibit 99.1.

        ITEM 7.              FINANCIAL STATEMENTS AND EXHIBITS

        (a) - (b) No financial statements are filed with this report.

        (c)    EXHIBITS.

              99.1 Press Release issued by Registrant dated March 4, 1998 announcing its fourth quarter and 12-month earnings for the year ended December 31, 1997 and related matters.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           ADVANCED TECHNICAL PRODUCTS, INC.
                                                    (Registrant)

Dated: March 12, 1998                      By:/s/ GARRETT L. DOMINY
                                                  Garrett L. Dominy, Executive
                                                  Vice President and Chief
                                                  Financial Officer

                                  EXHIBIT INDEX
 EXHIBIT                                                              SEQUENTIAL
 PAGE NO.                      DESCRIPTION                             PAGE NO.


  99.1        Press Release issued by Registrant dated March 4, 1998       1
              announcing its fourth quarter and 12-month earnings for the year ended December 31, 1997 and related matters.